Federal Home Loan Bank and Federal Reserve Advances (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
FHLB advances maturing in the year ending December 31,
2015	$ 4,890
2016	8,561
2017	4,362
2018	3,303
2019	1,460
Thereafter	309
Total	$ 22,885	$ 24,813
Weighted average interest rate of FHLB advances maturing in the year ending December 31,
2015	0.71%
2016	1.10%
2017	1.70%
2018	1.10%
2019	1.56%
Thereafter	1.61%
Weighted average interest rate of FHLB advances	1.17%